Exhibit 10.9.5

Execution Version

FIFTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to the Amended and Restated Loan and Security Agreement (this "Amendment"), dated as of November 26, 2025, is entered into among BGSL JACKSON HOLE FUNDING LLC (the "Company"), a Delaware limited liability company, as borrower; the Lenders party hereto; BLACKSTONE SECURED LENDING FUND, in its capacity as portfolio manager (in such capacity, the "Portfolio Manager"); CITIBANK, N.A., in its capacity as collateral agent (in such capacity, the "Collateral Agent"); CITIBANK, N.A., in its capacity as securities intermediary (in such capacity, the "Securities Intermediary"); VIRTUS GROUP, LP, in its capacity as collateral administrator (in such capacity, the "Collateral Administrator"); and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of December 16, 2021 (as amended by the First Amendment, dated as of October 19, 2022, as amended by the Second Amendment, dated as of November 15, 2023, as amended by the Third Amendment, dated as of December 18, 2023 and as amended by the Fourth Amendment, dated as of December 19, 2024, the "Loan and Security Agreement"), among parties hereto. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan and Security Agreement.

WHEREAS, the parties hereto are parties to the Loan and Security Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan and Security Agreement in accordance with Section 10.05 thereof as provided for herein; and

    ACCORDINGLY, the Loan and Security Agreement is hereby amended as follows:

SECTION 1.    AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT

(a)The definition of “Reinvestment Period” set forth in “Certain Defined Terms” is hereby amended by deleting such definition therein and replacing it with the following:

“"Reinvestment Period" means the period beginning on, and including, the Effective Date and ending on, but excluding, the earliest of (i) March 2, 2026, (ii) the date on which a Market Value Event occurs (unless waived by the Administrative Agent in its sole discretion) and (iii) the date on which an Event of Default occurs; provided that, in the case of this clause (iii), with the written consent of the Required Lenders and the Administrative Agent (which consent may be granted or withheld in their respective sole discretion), at the request of the Portfolio Manager, the Reinvestment Period may be reinstated if such Event of Default is waived or is cured prior to any declaration of the Secured Obligations as due and payable pursuant to Article VII as a result of such Event of Default.”
(b)    Section 4.03(c)(ii) is hereby amended by deleting such section and replacing it with the following:
“Each prepayment or commitment reduction pursuant to Section 4.03(c)(i)(C) and Section 4.07(a) that is made after the Non-Call Period (unless the Non-Call Period ended as a result of a Non-Call Termination Date) and prior to November 28, 2025, whether in full or in part, shall be accompanied by a premium equal to 1% of the aggregate principal amount of such prepayment or (without duplication) commitment reduction and, at the request of any Lender in respect of any prepayment on a date other than an Interest Payment Date, any costs incurred by it in respect of the breakage of its funding at the Benchmark for the related Calculation Period.”
(c)    Section 4.03(d) is hereby amended by deleting such section and replacing it with the following:
“Except as otherwise expressly agreed by the Administrative Agent in writing, the Company agrees to pay to the Administrative Agent, for the account of each Lender, a commitment fee (the "Commitment Fee") in accordance with the Priority of Payments which shall accrue at 0.48% per annum on the average daily unused amount of the Financing Commitment of such Lender during the applicable period in excess of the applicable Minimum Utilization Percentage. Accrued Commitment Fees shall be payable in arrears on each Interest Payment Date, and on the date on which the Financing Commitments terminate. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
If, during any Calculation Period ending with the Calculation Period on which the Financing Commitments terminate, the average, for each day during such Calculation Period, of the quotient (expressed as a percentage) of the aggregate outstanding principal amount of the Advances on such day divided by the aggregate Financing Commitments on such day (such average, the "Average Utilization"), is less than 75% (the “Minimum Utilization Percentage”), the Company agrees to pay to the Administrative Agent, for the account of each Lender, a fee (the "Average Utilization Fee") on the related Interest Payment Date in accordance with the Priority of Payments, which fee shall be determined on the last day of such Calculation Period as follows: (i) 1.50% multiplied by (ii) the Minimum Utilization Percentage minus the Average Utilization for such Calculation Period multiplied by (iii) the aggregate Financing Commitment as of such date. All Average Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed in the related Calculation Period (including the first day but excluding the last day).”
SECTION 2.    CONDITION PRECEDENT. It shall be a condition precedent to the effectiveness of the amendments set forth in Section 1 of this Amendment that each of the following conditions is satisfied:

(a)    The Administrative Agent shall have received executed counterparts of this Amendment from each party hereto.

(b)    The Company hereby certifies that (i) all of the representations and warranties set forth in Section 6.01 of the Loan and Security Agreement are true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), in each case on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no Market Value Event has occurred.

SECTION 3.    MISCELLANEOUS.

(a)    The Required Lenders' execution of this Amendment shall constitute the written consent required under Section 10.05 of the Loan and Security Agreement.

(b)    The parties hereto hereby agree that, except as specifically amended herein, the Loan and Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan and Security Agreement, or constitute a waiver of any provision of any other agreement.

(c)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(d)    This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
(e)    Subject to the satisfaction of the conditions precedent specified in Section 2 above, this Amendment shall be effective as of the date of this Amendment first written above.

(f)    The Collateral Agent, the Collateral Administrator and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall be entitled to the benefit of every provision of the Loan and Security Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator and the Securities Intermediary, including their right to be compensated, reimbursed and indemnified in accordance with the terms thereof. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator and the Securities Intermediary to execute this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
BGSL JACKSON HOLE FUNDING LLC, as Company

By: Blackstone Secured Lending Fund, its sole member
By: /s/ Lucie Enns_____________________________
Name: Lucie Enns
Title: Chief Legal Officer and Secretary
BLACKSTONE SECURED LENDING FUND, as Portfolio Manager
By: /s/ Lucie Enns_____________________________
Name: Lucie Enns
Title: Chief Legal Officer and Secretary

[Signature Page to Fifth Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ James Greenfield__________________________
Name: James Greenfield
Title: Managing Director

The Lenders
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender
By: /s/ James Greenfield__________________________
Name: James Greenfield
Title: Managing Director

[Signature Page to Fifth Amendment]

CITIBANK, N.A., as Collateral Agent
By: /s/ Veronica Rayo___________________________
Name: Veronica Rayo
Title: Senior Trust Officer
CITIBANK, N.A., as Securities Intermediary
By: /s/ Veronica Rayo___________________________
Name: Veronica Rayo
Title: Senior Trust Officer
VIRTUS GROUP, LP, as Collateral Administrator
By: Rocket Partners Holdings, LLC, its General Partner
By: /s/ Lisa Baltagi______________________________
Name: Lisa Baltagi
Title: Authorized Signatory
[Signature Page to Fifth Amendment]